                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549



                          FORM 8-K



                       CURRENT REPORT


 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) : January 1, 1999




                ALL AMERICAN FOOD GROUP, INC.
                -----------------------------
   (Exact name of registrant as specified in its charter)



     New Jersey                                  22-3259558
(State or other jurisdiction of                  (IRS employer
incorporation or organization)                   identification no.)

       4475 South Clinton Avenue
     South Plainfield, NJ                           07080
     ---------------------------                   ----------
  (Address of principal executive offices)         (Zip Code)





Registrant's telephone number, including area code: 908-757-3022






      104 New Era Drive, South Plainfield, NJ  07080
      ----------------------------------------------
 (Former name, former address, if changed since last report)


Item 2.   Acquistion or Disposition of Assets
       Reference is made herein to Item 7. Financial Statements and Exhibits, together with the notes and Basis of Presentation set forth below, with respect to the Registrant's voluntary petition under Chapter XI of the U.S. Bankruptcy Code. The Registrant entered into several transactions which resulted in a substantial reduction in the carrying costs of the Registrant's assets or the realization of proceeds substantially below the carrying value of such assets.

Item 5.   Other Events
      Registrant, effective January 5, 1999, in response to its recent filing for protection from certain creditors under Chapter XI of the Federal Bankruptcy laws, has filed amended unaudited pro forma condensed consolidated financial statements for the fiscal year ended October 31, 1997, and the nine month period ended July 31, 1998. These financial statements for the respective periods are attached as an exhibit to this Current Report on Form 8-K. See Item 7 below.

      In addition, Registrant has relocated its principal executive offices from 104 New Era Drive, South Plainfield, NJ 07080, to 4475 South Clinton Avenue, South Plainfield, NJ 07080. Registrant's telephone and fax numbers continue to be 908-757-3022 and 908-757-8857, respectively.

      In connection with the several steps that Registrant intends to undertake in connection with the contemplated plan of reorganization, the Registrant has entered into a consulting agreement with Interbras Global Trading Co., Ltd., dated effective November 25, 1998, which provided for the issuance of shares in a registration statement on Form S-8 filed with the Commission on December 3, 1998. As a
further   step   toward  its  planned  reorganization,   the
Registrant entered into an agreement with InterEuro Import & Trading Corp. The former consulting agreement was filed as an exhibit to the above referenced registration statement on Form S-8 dated December 3, 1998. The latter agreement has been filed as an exhibit to post effective amendment no. 1 to said registration statement, filed with the Commission on January 5, 1999. In connection with the post effective
amendment   no.   1  to  the  registration  statement,   the
Registrant reregistered the shares included in the December 5, 1998 Form S-8, in order to reflect the filing of the amended unaudited pro forma condensed consolidated financial statements for the fiscal year ended October 31, 1997, and the nine month period ended July 31, 1998, referenced above.

Item 7.   Financial Statements and Exhibits

     Registrant has filed herewith the following:
      (i) amended unaudited pro forma condensed consolidated financial statements for the fiscal year ended October 31, 1997;
     (ii) amended unaudited pro forma condensed consolidated financial statements for the nine month period ended July 31, 1998.




                         SIGNATURES



           Pursuant  to  the requirements of The  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


South Plainfield, New Jersey
January 6, 1999

                         ALL AMERICAN FOOD GROUP, INC.



                         /s/ Andrew Throburn, President/CEO
                             Name (Title)

       ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                    FINANCIAL STATEMENTS

                    BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated financial statements of All American Food Group, Inc and Subsidiaries, (the Company), at October 31, 1997 and July 31, 1998 give effect to certain transactions as described below.

On November 30, 1998, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. During the current fiscal year, the Company entered into several transactions which resulted in a substantial reduction in the carrying costs of the Company's assets or the realization of proceeds substantially below the carrying value of such assets.

On February 20, 1998 the Company completed a reverse split of its common stock in which one new share was issued for every ten old shares then outstanding.

In June, 1998, the company rescinded its acquisition of four bagel stores located in Toledo, Ohio, which transaction had been accounted for as a purchase on December 9, 1997. The purchase price had originally been paid in stock and resulted in the recording of approximately $500,000 of goodwill. As a result of the rescission of the purchase contract, such goodwill was removed from the Company's balance sheet.

During the current fiscal year, the Company closed its Company owned and operated stores in Manhattan, New York, Nanuet, New York and Columbus, Ohio and disposed of the physical assets of these stores in various transactions. The closing of these stores and the disposition of the associated assets resulted in the Company reducing the carrying amount of its property, plant and equipment by approximately $800,000 and incurring a loss of approximately $760,000.

During the two most recent fiscal quarters, the Company also disposed of certain property, plant and equipment. As a result of these dispositions, the Company reduced the carrying amount of its property, plant and equipment by approximately $225,000 and incurred a loss of approximately $190,000.

During the current fiscal year, the Company issued approximately $1,875,000 of Convertible securities for total cash consideration of approximately $1,645,000 in proceeds. A portion of these securities holders exercised their rights to convert their securities into common stock at a discount to the market price of the Company's common stock. This resulted in a substantial increase in the total outstanding stock of the Company. Furthermore, the price of the Company's common stock declined to a point at which further conversions would have been substantially in excess of the Company's authorized stock issuance. Accordingly, the Company was no longer able to honor any subsequent conversion requests from these security holders. Pr esently, the Company has authorized, issued and outstanding common stock of 20,000,000, 12,000,000 and 12,000,000, respectively

In July, 1998, the Company abandoned its bagel production facility in South Plainfield, New Jersey. The Company entered into a joint venture production contract and shifted its bagel production to an unaffiliated bagel producer. This resulted in the Company reducing the carrying amount of its property, plant and equipment by approximately $205,000 and incurring a loss of approximately $200,000.

On November 4, 1998, the Company defaulted on certain contractual provisions of the acquisition of certain bagel stores and related assets collectively referred to as "St. Pete Bagels". Under the terms of the original transaction, which was accounted for by the purchase method, the Company was liable for certain monthly payments to the seller. Under the terms of the Security and Stock Escrow Agreements of that transaction, the Seller retained the right to recapture the assets in the event of the Company's default on those monthly payments. Accordingly, on November 4, 1998, the Seller exercised the remedies under the default provisions of the original transaction and, accordingly, ownership of the St. Pete Bagels assets reverted back to the original owner. This resulted in the Company reducing the carrying amount of its property, plant and equipment and goodwill by approximately $415,000 and $ 960,000 respectively.

The unaudited pro forma condensed consolidated balance sheet of All American Food Group, Inc and Subsidiaries as of
October 31, 1997 has been prepared by eliminating the balance sheets of the following subsidiaries as of October 31, 1997: St. Pete Bagel Acquisition Corp., G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc. and by recording the effects of the aforementioned transactions as if these transactions occurred at October 31, 1997. The unaudited pro forma condensed consolidated statement of operation of All American Food Group, Inc and Subsidiaries for the fiscal year ended October 31, 1997 has been prepared by eliminating the statements of operations for the fiscal year ended October 31, 1997 of the following subsidiaries: St. Pete Bagel Acquisition Corp, G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc. and by recording the effects of the aforementioned transactions as if these transactions occurred in the fiscal year ended
October   31,  1997.             The  unaudited  pro   forma
condensed consolidated balance sheet of All American Food Group, Inc and Subsidiaries as of July 31, 1998 has been prepared by eliminating the balance sheets of the following subsidiaries as of July 31, 1998: St. Pete Bagel Acquisition Corp, G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc. and by recording the cumulative effects of the aforementioned transactions as if these transactions occurred prior to and during the current fiscal year. The unaudited pro forma condensed consolidated statement of operation of All American Food Group, Inc and Subsidiaries for the nine months ended July 31, 1998 has been prepared by eliminating the statements of operations for the nine months ended July 31, 1998 of the following subsidiaries as of October 31, 1997: St. Pete Bagel Acquisition Corp, G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc. and by recording the effects of the aforementioned transactions as if these transactions occurred prior to and during the current fiscal year.

The pro forma information is based on the historical financial statements of the Company, giving effect to the aforementioned transactions and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management and should be read in conjunction with the historical financial statements of the Company and the related notes thereto. The unaudited pro forma condensed consolidated statements of operations are not necessary indicative of the results of operations that may have actually occurred had the aforementioned transactions occurred at the beginning of the respective fiscal years. The unaudited pro forma condensed consolidated statements of operations are also not necessary indicative of the future results of operations of the Company. The pro forma adjustments are based upon available information the management of the Company believes is reasonable. In the opinion of management of the Company, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed consolidated financial statements.

          ALL AMERICAN FOOD GROUP, INC. AND
                   SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED
                   BALANCE SHEET
                   OCTOBER 31, 1997
                   (UNAUDITED)

                                         AAFG            PRO FORMA           ADJUSTED
                                      HISTORICAL        ADJUSTMENTS         HISTORICAL

               ASSET
Current Assets:
   Cash                                $  326,603      $    (58,151)A      $     268,452
   Accounts receivable, net of
   allowances for possible losses         284,645          (117,805)A            166,840
   Notes receivable, current portion       20,441            (6,936)A             13,505
   Notes receivable - officer             127,000          (127,000)B               -
   Inventories                            133,810          (121,421)C             12,389
   Prepaid expenses                       918,775          (918,775)D               -
                                       ----------        -----------          ----------
   Total Current Assets                 1,811,274        (1,350,088)             461,186

Property, Plant and Equipment, net of
accumulated depreciation and amortiz.   2,025,387        (1,632,470)A,E          392,917
Intangible Assets, net of accumulated
amortization                            1,261,146        (1,236,113)A,F           25,033
Security Deposits                          90,028           (88,975)A,G            1,053
Notes receivable - long-term               55,099           (28,809)A             26,290
                                       ----------        -----------              ------
   Total Assets                        $5,242,934       $(4,336,455)            $906,479
                                       ==========       ============            ========

CAPTION>

    LIABILITIES AND STOCKHOLDERS'
          EQUITY (DEFICIT)
Current Liabilities:
    Notes payable                     $    80,693         $   (80,693)A    $         -
    Accounts payable and accrued
    expenses                            1,568,659             760,151 A,H       2,328,810
    Capitalized lease obligations -
    current maturities                     62,710             (57,320)A             5,390
    Loans from stockholders - current
    maturities                              4,757                -                  4,757
    Current maturities of long-term
    debt                                   58,378             (48,970)A             9,408
    Deferred franchising revenue,
    current portion                        33,505              (8,283)A            25,222
                                      -----------         ------------     --------------
     Total Current Liabilities          1,808,702              564,885          2,373,587

Capitalized Lease Obligations              69,478             (66,958)A             2,520
Loans from stockholders                     1,398                -                  1,398
Convertible debentures                  1,300,000                -              1,300,000
Long-term debt                            299,908                -                299,908
Deferred franchising revenue               26,290                -                 26,290
                                      -----------         ------------     --------------
        Total Liabilities               3,505,776             497,927           4,003,703
                                      -----------         ------------     --------------
Commitments and contingencies
Redeemable preferred stock                268,033                -                268,033
                                      -----------         ------------     --------------
Stockholders' Equity (Deficit):
   Non-redeemable convertible
   prefeered stock                        322,470                -                322,470
   Common stock                        11,130,669          (1,460,000)A         9,670,669
   Additional paid in stock                  -                (37,500)A           (37,500)
   Accumulated deficit                 (9,984,014)         (3,336,882)        (13,320,896)
                                      -----------         ------------     --------------
                                        1,469,125          (4,834,382)         (3,365,257)
                                      -----------         ------------     ---------------
   Total Liabilities and Stockholders'
   Equity (Deficit)                    $5,242,934         $(4,336,455)           $906,479
                                      ===========         ============     ===============

The  accompanying  notes  are  an  integral  part  of  these
unaudited   pro   forma  condensed  consolidated   financial
statements.

          ALL AMERICAN FOOD GROUP, INC. AND
                  SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED
             STATEMENT OF OPERATIONS
          TWELVE MONTHS ENDED OCTOBER 31, 1997
                   (UNAUDITED)

                                               AAFG          PRO FORMA            ADJUSTED
                                            HISTORICAL      ADJUSTMENTS         HISTORICAL

Revenues:
  Store sales                                $ 1,777,274     $   (734,532)A      $   1,042,742
  Franchising revenue                            284,829             -                 284,829
  Equipment and product sales                    747,782         (702,024)A             45,758
                                             -----------     -------------       -------------
                                               2,809,885       (1,436,556)           1,373,329
                                             -----------     -------------       -------------
Operating Expenses:
  Cost of sales                                2,094,008       (1,384,890)A,C          709,118
  Selling, general and adminsitrative          4,974,666          405,087 A,B,D      5,379,753
  Discontinued operations                         72,397             -                  72,397
  Loss on abandonment                               -             433,854 E,G          433,854
  Loss on disposition                               -             434,169 E,G          434,169
  Litigation losses                                 -           1,000,000 H          1,000,000
  Loss on intercompany balances                     -           1,623,763 I          1,623,763
  Depreciation and amortization                  336,430           76,164 A,F          412,594
  Settlement costs - employment contracts         47,010             -                  47,010
                                             -----------     ------------        -------------
                                               7,524,511        2,588,147           10,112,658
                                             -----------     ------------        -------------
 Operating loss                               (4,714,626)      (4,024,703)          (8,739,329)

Interest expense                                 983,893          (12,808)A            971,085
                                             -----------     ------------        -------------
Net loss                                     $(5,698,519)     $(4,011,895)         $(9,710,414)
                                             ===========     ============        =============

Adjusted net loss for net loss per common
share calculations:
Net loss                                     $(5,698,519)     $(4,011,895)         $(9,710,414)
Increase in carrying amount of redeemable
preferred stock                                  (48,385)            -                 (48,385)
                                             -----------      -----------        -------------
Net loss attributable to common stock        $(5,746,904)     $(4,011,895)         $(9,758,799)
                                             ===========      ===========        =============

Pro forma shares outstanding:
Weighted average number of common shares
outstanding                                  $ 3,634,442      $(3,270,998)            $363,444
Additional shares                                   -                -                    -
                                             -----------      -----------        -------------
Pro forma adjusted shares outstanding          3,634,442       (3,270,998)             363,444
                                             ===========      ===========        =============
Pro forma net loss per common share               $(1.58)     $      -                 $(26.85)
                                             ===========      ===========        =============

The  accompanying  notes  are  an  integral  part  of  these
unaudited   pro   forma  condensed  consolidated   financial
statements.

       ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
     NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                    FINANCIAL STATEMENTS
                      OCTOBER 31, 1997




(A) Adjustment represents the elimination of the balance sheets of the following subsidiaries as of October 31, 1997:
  St. Pete Bagel Acquisition Corp., G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc..

(B) Represents the reclassification to compensation of a $127,000 note receivable due from an officer.

(C)    Represents   approximately  $38,000   write-off   for
  inventory disposition.

(D) Prepaid expenses comprised primarily of various short-term consulting contracts originally paid for through the issuance of the Company's common stock. The Company has abandoned these contracts which has resulted in a $918,000 charge to consulting expense.

(E) The Company has recognized losses from the disposition and abandonment of various fixed assets approximating $800,000 in the aggregate. Additionally, the elimination of the subsidiaries disclosed in Note (A) above resulted in the reduction of $845,000 of fixed assets.

(F) The Company has recognized additional amortization of intangible assets approximating $195,000 in the aggregate. Additionally, the elimination of the subsidiaries disclosed in Note (A) above resulted in the reduction of $1,015,000 of intangible assets recorded from previous business acquisitions.

(G) The Company has recognized a loss of security deposits from the abandonment of various leases approximating $70,000 in the aggregate. Additionally, the elimination of the subsidiaries disclosed in Note (A) above resulted in the reduction of $20,000 of security deposits.

(H)   The Company has had various adverse judgements entered
  against  it.   The  Company  has  accrued  $1,000,000  for
  satisfaction   of  these  judgements.  Additionally,   the
  elimination of the subsidiaries disclosed in Note (A) above resulted in the reduction of $240,000 of accounts payable.

(I) The elimination of the balance sheets of the St. Pete Bagel Acquisition Corp., G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc. subsidiaries as of October 31, 1997 resulted in a net accounts receivable due from these subsidiaries. St. Pete Bagel Acquisition Corp. has forfeited its assets as a result of defaults on various contracts and the assets of G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc have been disposed of or abandoned. Accordingly, there does not exist any assets to satisfy the receivable. Therefore, the Company has taken a charge for the loss on such receivables.

           ALL AMERICAN FOOD GROUP, INC. AND
                   SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED BALANCE
                   SHEET
                   JULY 31, 1998
                   (UNAUDITED)

                                            AAFG          PRO FORMA             ADJUSTED
                                         HISTORICAL      ADJUSTMENTS           HISTORICAL

              ASSETS
Current Assets:
  Cash                                   $   96,916      $    (5,252)J         $  91,664
  Accounts receivable, net of allowances
  for possible losses                       449,019         (221,077)J           227,942
  Notes receivable, current portion          75,384          (30,415)J            44,969
  Notes receivable - officer                129,000         (129,000)K              -
  Inventories                               109,770          (99,543)J,L          10,227
  Prepaid expenses                          820,001         (820,001)M              -
                                          ---------      ------------          ---------
  Total Current Assets                    1,680,090       (1,305,288)            374,802

Property, Plant and Equipment, net of
accumulated depreciation and amortization 1,980,071       (1,617,088)J,N         362,983
Intangible Assets, net of accumulated
amortization                              1,397,876       (1,386,262)J,O          11,614
Security Deposits                            74,998          (73,945)J,P           1,053
Notes receivable - long-term                 24,890             -                 24,890
                                          ---------       ----------           ---------
  Total Assets                           $5,157,925      $(4,382,583)           $775,342
                                         ==========      ===========           =========

      LIABILITIES AND STOCKHOLDERS'
            EQUITY (DEFICIT)
Current Liabilities:
  Notes payable                          $  202,514      $  (152,514)J       $    50,000
  Accounts payable and accrued expenses   1,741,776          825,383 J,Q       2,567,159
  Capitalized lease obligations - current
  maturities                                 62,622          (62,622)J              -
  Loans from stockholders - current
  maturities                                   -                -                   -
  Current maturities of long-term debt      285,116             -                285,116
  Deferred franchising revenue, current
  portion                                      -                -                   -
                                          ---------      -----------         -----------
      Total Current Liabilities           2,292,028          610,247           2,902,275

  Capitalized Lease Obligations                -                -                   -
  Loans from stockholders                     3,336             -                  3,336
  Long-term debt                              6,036           (6,036)J              -
  Convertible debentures                    586,000             -                586,000
  Deferred franchising revenue               26,290             -                 26,290
                                          ---------      -----------         -----------
      Total Liabilities                   2,913,690          604,211           3,517,901
                                          ---------      -----------         -----------
Commitments and contingencies
Redeemable preferred stock                  286,779             -                286,779
                                          ---------      -----------         -----------
Stockholders' Equity (Deficit):
   Non-redeemable convertible preferred
   stock                                  1,353,726             -              1,353,726
   Common stock                          13,403,147       (1,460,000)J        11,943,147
   Additional paid in capital                  -             (37,500)J           (37,500)
   Accumulated deficit                  (12,799,417       (3,489,294)        (16,288,711)
                                        -----------       ----------         -----------
                                          1,957,456       (4,986,794)         (3,029,338)
                                        -----------       ----------         -----------
   Total Liabilities and Stockholders'
   Equity (Deficit)                      $5,157,925      $(4,382,583)           $775,342
                                        ===========      ===========         ===========

      The  accompanying notes are an integral part of  these
unaudited   pro   forma  condensed  consolidated   financial
statements.


               ALL AMERICAN FOOD GROUP, INC. AND
                       SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED
                   STATEMENT OF OPERATIONS
                NINE MONTHS ENDED JULY 31, 1998
                        (UNAUDITED)

                                              AAFG         PRO FORMA              ADJUSTED
                                           HISTORICAL     ADJUSTMENTS            HISTORICAL

 Revenues:
  Store sales                               $  1,555,540   $    (937,484)J        $    618,056
  Franchising revenue                            108,074          (5,000)J             103,074
  Equipment and product sales                    839,117        (660,576)J             178,541
                                            ------------   --------------         ------------
                                               2,502,731      (1,603,060)              899,671
                                            ------------   --------------         ------------
 Operating Expenses:
  Cost of sales                                2,101,490      (1,438,174)J,L           663,316
  Selling, general and adminsitrative          2,163,331        (363,621)J,K         1,799,710
  Loss of disposal of
  equipment/discontinued operations              282,626        (109,956)J             172,670
  Loss on abandonment                               -            130,510 N             130,510
  Loss on intercompany balances                     -            358,329 R             358,329
  Depreciation and amortization                  284,894         105,742 O             390,636
  Non-recurring consultant expenses              333,750         (98,793)M             234,957
                                             -----------   --------------         ------------
                                               5,166,091      (1,415,963)            3,750,128
                                             -----------   --------------         ------------
 Operating loss                               (2,663,360)       (187,097)           (2,850,457)

 Interest expense                                152,043         (27,086)J             124,957
                                             -----------   -------------          ------------
Net loss                                     $(2,815,403)     $ (160,011)          $(2,975,414)
                                             ===========   =============          ============
Adjusted net loss for net loss per common
share calculations:
Net loss                                     $(2,815,403)     $ (160,011)          $(2,975,414)
Increase in carrying amount of redeemable
preferred stock                                  (18,744)           -                  (18,744)
                                             -----------      ----------          ------------
Net loss attributable to common stock        $(2,834,147)     $ (160,011)          $(2,994,158)
                                             ===========      ==========          ============
Pro forma shares outstanding:
Weighted average number of common shares
outstanding                                    3,051,192      (2,746,073)              305,119
Additional shares                                   -               -                     -
                                             -----------      ----------          ------------
Pro forma adjusted shares outstanding          3,051,192      (2,746,073)              305,119
                                             ===========      ==========          ============
Pro forma net loss per common share               $(0.93)           -                   $(9.81)
                                             ===========      ==========          ============


      The  accompanying notes are an integral part of  these
unaudited   pro   forma  condensed  consolidated   financial
statements.

       ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS
                          JULY 31, 1998

(A) Adjustment represents the elimination of the balance sheets of the following subsidiaries as of October 31, 1997:
  St. Pete Bagel Acquisition Corp., G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc.

(B) Represents the reclassification to compensation of a note receivable due from an officer.

(C)    Represents   approximately  $29,000   write-off   for
  inventory disposition.

(D) Prepaid expenses comprised primarily of various short term consulting contracts originally paid for through the issuance of the Company's common stock. The Company has abandoned these contracts which has resulted in a $100,000 charge to consulting expense in this nine month period ended July 31, 1998 and a charge of $720,000 to accumulated deficit in the accompanying pro forma condensed consolidated financial statements.

(E) The Company has recognized losses from the disposition and abandonment of various fixed assets approximating
  $145,000  in  the aggregate and a charge of   $800,000  to
  accumulated deficit in the accompanying pro forma condensed
  consolidated  financial  statements.   Additionally,   the
  elimination of the subsidiaries disclosed in Note (J) above resulted in the reduction of $690,000 of fixed assets.

(F) The Company has recognized additional amortization of intangible assets approximating $228,000 in the aggregate and a charge of $195,000 to accumulated deficit in the accompanying pro forma condensed consolidated financial statements. Additionally, the elimination of the subsidiaries disclosed in Note (J) above resulted in the reduction of $965,000 of intangible assets recorded from previous business acquisitions.

(G)   The  Company  has recognized a charge of   $50,000  to
  accumulated deficit in the accompanying pro forma condensed
  consolidated  financial  statements.   Additionally,   the
  elimination of the subsidiaries disclosed in Note (J) above resulted in the reduction of $20,000 of security deposits.

(H)   The Company has had various adverse judgements entered
  against  it.   The  Company has   accrued  $1,000,000  for
  satisfaction  of  these  judgements.   Additionally,   the
  elimination of the subsidiaries disclosed in Note (J) above resulted in the reduction of $175,000 of accounts payable.

(I) The elimination of the balance sheets of the St. Pete Bagel Acquisition Corp., G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc. subsidiaries as of July 31, 1998 resulted in the recording of a net accounts receivable due from the subsidiaries. St. Pete Bagel Acquisition Corp. has forfeited its assets as a result of defaults on various contracts and the assets of G.I.D. Distributors, Inc., Bleeker Street Bagels Inc. and Sammy's NY Bagels, Inc have been disposed of or abandoned. Accordingly, there does not exist any assets to satisfy the receivable. Therefore the Company has taken a charge for the loss on such receivables.